VIEMED HEALTHCARE COMMENTS ON FINAL REPORT ISSUED BY OFFICE OF INSPECTOR GENERAL

Lafayette, Louisiana (May 24, 2021) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (TSX: VMD.TO and NASDAQ:VMD), a home medical equipment supplier and the nation’s largest independent provider of ventilation that provides post-acute respiratory care services is commenting on a final report and recommendation (“Report”) issued by the United States Department of Health and Human Services Office of the Inspector General (“OIG”) regarding an audit by OIG of claims relating to one-hundred (100) of the Company’s non-invasive ventilation at home (“NIVH”) patients. The Report is not binding on the Centers for Medicare & Medicaid Services (“CMS”), and the Company has received no indication that CMS intends to take any action to recover the portion of purported overpayments that remain within the CMS four-year look-back period. The Company would vigorously contest any action by CMS given the shortcomings in the Report. The Company has worked closely with CMS for years to establish formal coverage guidelines for NIVH, and the Company intends to continue to do so.

The Company firmly believes that the Report ignores each patient’s diagnosis and supporting documentation of that diagnosis from prescribing physicians, and applies clinical guidelines that are contrary to CMS’s accepted standard of care. A complete copy of Viemed’s response to the draft Report can be found on page 35 of the report, at https://oig.hhs.gov/oas/reports/region4/41804066.pdf. A summary of the key points in the response follows below:

•The lack of clear guidance on the use of NIVH for chronic obstructive pulmonary disease (“COPD”) means that different government entities apply differing, and often conflicting, standards on when NIVH is appropriate. This is confusing for physicians, patients, and NIVH suppliers, and leads to non-medical bodies like OIG substituting their alleged medical judgment for that of treating physicians.
•Of the 100 claims audited by OIG, 42 claims were previously audited by CMS during a separate review. As a result of that previous audit, CMS approved and paid 41 of the 42 claims. OIG subsequently failed all 42 of the claims. The Report does not address this glaring inconsistency.
•As part of their treatment plan, 89 independent physicians around the country wrote NIVH prescriptions and supplied medical records supporting that decision in a good faith effort to provide NIVH for the 100 seriously ill patients with chronic respiratory failure who were the subject of this audit. These treating physicians believed NIVH was in the best interest of their patients, but the OIG medical review contractor, Maximus, which had no contact with patients except to briefly review their charts years later, contradicted their physicians’ medical conclusions as to what was best for them.
•The OIG audit plan provided to Maximus instructed Maximus reviewers to “explain why the medical records did not justify treatment with a NHV,” showing that OIG’s intent was to subjectively find ways to deny coverage to these seriously ill patients.
•Applying OIG’s guidance that NIVH is essentially never warranted would deny coverage for life-extending therapy from an estimated 75,000 patients across the country. This would actually increase the cost to CMS by requiring patients to use repeat visits to the emergency room to manage their diagnosed and documented end-of-life conditions.

“Viemed completely disagrees with the Report’s findings and does not expect to receive an overpayment determination from CMS,” said Casey Hoyt, Viemed Healthcare’s CEO. “The Report shows how disconnected the investigators are from the CMS Non-Invasive Ventilation clinical protocols and shines a light on the lack of understanding of the critical role the DME industry plays in providing life-saving care to COPD and Neuromuscular patients with chronic respiratory failure. Our peer-reviewed studies showing that NIVH is a cost-effective intervention that improves survival and reduces hospital utilization could not have been published at a more critical time as we need to continue educating lawmakers and regulators on the value of NIVH in treating chronic respiratory failure. We expect CMS to disregard the recommendations contained in the Report, as they contradict prescribing physicians’ and CMS’ own research-based guidance for the DME industry. The Report will not alter the Company’s growth strategy and we fully intend to maintain our course of reaching the underserved population of chronic respiratory failure patients across the United States. The Report illustrates why the Company strives to work closely with CMS to formalize NIVH coverage guidelines that align with CMS’ standard of care and, most critically, allow patients with end-stage COPD to receive appropriate care while remaining in their homes. Nothing in the Report is unique to Viemed, and the OIG’s opposition to NIVH for COPD in all circumstances is contrary to the medical research, CMS Guidelines, and the independent medical judgment of treating physicians across the country.”

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company's expectation that it will not receive an overpayment determination from CMS based on the OIG Report and that the Company will not be required to refund purported overpayments described therein, are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on our business, financial condition and results of operations, including on the Company's patient base, revenues, employees, and equipment and supplies; significant capital requirements and operating risks that the Company may be subject to;

the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of shares of the Company’s common shares; the Company’s novel business model; the risk that the clinical application of treatments that demonstrate positive results in a study may not be positively replicated or that such test results may not be predictive of actual treatment results or may not result in the adoption of such treatments by providers; the state of the capital markets; the availability of funds and resources to pursue operations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the recent COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in Viemed’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.